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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2000 included in Standard Pacific Corp.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.

/s/ ARTHUR ANDERSEN LLP

Orange County, California
July 13, 2000